UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2025

Integral Acquisition Corporation 1

(Exact name of registrant as specified in its charter)

Delaware	001-41006	86-2148394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, 23rd Floor
New York, New York 10019
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 209-6132

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on October 19, 2023, Integral Acquisition Corporation 1, a Delaware corporation (the “Company”), entered into a Business Combination Agreement, as amended on July 2, 2024 and October 1, 2024 (as may be further amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”), with Flybondi Holdings plc, a public limited company incorporated under the laws of England and Wales (“FB Parent”), Gaucho MS, Inc., a Delaware corporation (“Merger Sub”), Flybondi Limited, a private limited company incorporated under the laws of England and Wales (“Flybondi”) and certain holders of Flybondi’s outstanding shares that have executed or joined the Business Combination Agreement (the “Sellers”).

On April 15, 2025, the parties to the Business Combination Agreement entered into the Third Amendment to Business Combination Agreement (the “Third Amendment”), pursuant to which the parties agreed to extend the Agreement End Date (as defined in the Business Combination Agreement) from March 31, 2025 to April 30, 2025. Other than the extension of the Agreement End Date, the terms of the Business Combination Agreement remain unchanged.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Important Information about the Proposed Business Combination and Where to Find It

This current report contains information relating to the proposed Business Combination involving the Company, Flybondi and FB Parent. In connection with the proposed Business Combination, the Company and Flybondi would become subsidiaries of FB Parent, which would be the going-forward public company.

For additional information on the proposed Business Combination, see the relevant materials that FB Parent has filed with the SEC, including a registration statement on Form F-4 (the “Registration Statement”), which includes the proxy statement/prospectus of the Company and FB Parent (the “Proxy Statement/Prospectus”). THE COMPANY’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT FLYBONDI, THE COMPANY AND THE PROPOSED BUSINESS COMBINATION. The Company has mailed the Proxy Statement/Prospectus and other relevant materials to stockholders of the Company as of February 7, 2025, the record date for voting on, among other things, the proposed Business Combination. Stockholders are also able to obtain copies of the Proxy Statement/Prospectus, and other documents filed with the SEC, without charge at the SEC’s website at www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this current report is not incorporated by reference into, and is not a part of, this current report.

Forward-Looking Statements

Certain statements made in this current report are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this current report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “could,” “continue,” “might,” “outlook,” “possible,” “potential,” “predict,” “scheduled,” “should,” “would,” “target,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are not statements of historical matters but are instead expressions that indicate future events or trends and that intended to identify forward-looking statements, although the absence of these words does not mean that a statement is not forward-looking. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Actual results are difficult or impossible to predict. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Flybondi’s or the Company’s control, that could cause actual results or outcomes to differ materially from assumptions and from the results or outcomes predicted in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Although Flybondi and the Company believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, neither Flybondi nor the Company can assure you that either will achieve or realize these plans, intentions, or expectations. Important factors, among others, that may affect actual results or outcomes include (i) the occurrence of any event, change, or other circumstances that could give rise to the inability to consummate the proposed Business Combination in a timely manner or at all (including due to the failure to receive any necessary approvals or the failure of other closing conditions); (ii) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of FB Parent to grow and manage growth profitably, maintain key relationships, and retain its management and key employees; (iii) the inability to obtain or maintain the listing of FB Parent’s shares on Nasdaq following the Business Combination; (iv) costs related to the proposed Business Combination; (v) the risk that the proposed Business Combination disrupts current plans and operations as a result of the consummation of the proposed Business Combination; (vi) the Company and Flybondi’s ability to manage growth and execute business plans and meet projections; (vii) changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; (viii) the outcome of any potential litigation involving the Company or Flybondi; (ix) changes in applicable laws or regulations; (x) failure of Flybondi to comply with laws and regulations applicable to Flybondi’s business; (xi) Flybondi’s estimate of expenses and profitability; (xii) assumptions regarding redemptions by the Company’s stockholders and purchase price and other adjustments; (xiii) changes in the competitive environment affecting Flybondi; (xiv) the impact of pricing pressure and erosion on Flybondi; (xv) the failure to obtain additional capital on acceptable terms; (xvi) the failure of Flybondi to respond to fluctuations in foreign currency exchange rates; (xvii) any downturn or volatility general economic and market conditions impacting demand for Flybondi’s services, and in particular economic and market conditions in the travel industry in the markets in which Flybondi operate; (xviii) Flybondi’s estimates of its financial performance; and (xix) other risks and uncertainties indicated from time to time in the Proxy Statement/Prospectus relating to the proposed Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. There may be additional risks that none of Flybondi, FB Parent or the Company presently knows or that Flybondi, FB Parent or the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect Flybondi’s, FB Parent’s or the Company’s expectations, plans or forecasts of future events and views of the date of this current report. Flybondi, FB Parent and the Company anticipate that subsequent events will cause Flybondi’s, FB Parent’s and the Company’s assessments to change. Forward-looking statements speak only as of the date they are made, and none of Flybondi, FB Parent or the Company undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. None of Flybondi, FB Parent or the Company gives any assurance that any of Flybondi, FB Parent or the Company will achieve expectations.

No Offer or Solicitation

This current report does not constitute a solicitation of a vote or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This current report also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Third Amendment to the Business Combination Agreement, dated as of April 15, 2025, by and among Integral Acquisition Corporation 1, Flybondi Holdings plc, Gaucho MS, Inc. and Flybondi Limited.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Integral Acquisition Corporation 1

By:	/s/ Enrique Klix
Name:	Enrique Klix
Title:	Chief Executive Officer

Dated: April 15, 2025